Exhibit 10.2

EXECUTION COPY
EMPLOYMENT AGREEMENT

First Amendment

FIRST AMENDMENT, dated as of April 2, 2016 (“First Amendment”), to the EMPLOYMENT AGREEMENT, dated as of March 28, 2016, between Advance Auto Parts, Inc. (“Advance” or the “Company”), a Delaware corporation, and Thomas Greco (the “Executive”) (the “Agreement”).

The Company and the Executive agree as follows:

1.	Amendment to Section 1 of the Agreement. Section 1 of the Agreement is hereby amended by deleting the reference to “April 4, 2016” and replacing it with “April 11, 2016”.

2.	Full Force and Effect. Except for those terms and provisions amended herein, all other terms and conditions in the Agreement shall remain unchanged and in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Executive have executed this First Amendment to the Agreement as of the date first written above.

Advance Auto Parts, Inc.

By: /s/ John C. Brouillard (SEAL)

Print Name: John C. Brouillard

Title: Executive Chairman

Executive

Print Name: Thomas R. Greco

Signature: /s/ Thomas R. Greco